Registration No. 2-90309
-----------------------------------------------------------------

              SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                         FORM N-1A

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.
      Post-Effective Amendment No.     [48]       [X]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.  [49]                         [X]


                  SUMMIT MUTUAL FUNDS, INC.
      (Exact Name of Registrant as Specified in Charter)

         1876 Waycross Road, Cincinnati, Ohio 45240
           (Address of Principal Executive Offices)

                       (513) 595-2600
              (Registrant's Telephone Number)

                   John F. Labmeier, Esq.
          The Union Central Life Insurance Company
                      P.O. Box 40888
                   Cincinnati, Ohio 45240
          (Name and Address of Agent for Service)


It is proposed that this filing will become effective
(check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on (date) pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on September 30, 2005 pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[X] on December 29, 2005 pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This amendment No. 48 under the Securities Act of 1933, and Amendment No. 49 under the Investment Company Act of 1940, to the Registration Statement on Form N-1A of Summit Mutual Funds, Inc. is filed solely to solely to reflect the addition of a new series, and does not otherwise delete, amend, or supersede any prospectus, statement of additional information, exhibit, undertaking, or other information contained in the Registration Statement.

                          Part A

            Information Required in a Prospectus

               SUMMIT            Prospectus
               MUTUAL
                FUNDS





                                        Real Estate Fund





                     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR
                     ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


December 29, 2005
                                      [logo] SUMMIT
                                             MUTUAL
                                             FUNDS

December 29, 2005


                  SUMMIT MUTUAL FUNDS, INC.


                     TABLE OF CONTENTS

INTRODUCTION. . . . . . . . . . . . . . . . . . . . . . . . . 3
FUND PROFILE. . . . . . . . . . . . . . . . . . . . . . . . . 3
  REAL ESTATE FUND PROFILE. . . . . . . . . . . . . . . . . . 3
FEES AND EXPENSES OF THE FUND . . . . . . . . . . . . . . . . 5
OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS . . . . . . . 5
  FOREIGN SECURITIES. . . . . . . . . . . . . . . . . . . . . 8
  FOREIGN CURRENCY TRANSACTIONS . . . . . . . . . . . . . . . 9
  REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . . . 9
  REVERSE REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . 9
  LENDING FUND SECURITIES . . . . . . . . . . . . . . . . . . 9
  INVESTMENT IN OTHER VEHICLES. . . . . . . . . . . . . . . .10
  TEMPORARY INVESTMENTS . . . . . . . . . . . . . . . . . . .10
  OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . .10
FUND MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . .10
  INVESTMENT ADVISER. . . . . . . . . . . . . . . . . . . . .10
  ADVISORY FEE. . . . . . . . . . . . . . . . . . . . . . . .10
  SUBADVISER. . . . . . . . . . . . . . . . . . . . . . . . .10
SHAREHOLDER INFORMATION . . . . . . . . . . . . . . . . . . .11
  CLASSES OF SHARES OFFERED BY THE FUNDS. . . . . . . . . . .11
  PRICING OF FUND SHARES. . . . . . . . . . . . . . . . . . .11
  PURCHASE OF SHARES. . . . . . . . . . . . . . . . . . . . .12
  MINIMUM INVESTMENTS . . . . . . . . . . . . . . . . . . . .12
  REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . .15
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS . . . . . . . . . .21
FEDERAL TAXES . . . . . . . . . . . . . . . . . . . . . . . .22
STATE AND LOCAL TAXES . . . . . . . . . . . . . . . . . . . .23
FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . .23

                          INTRODUCTION

This prospectus explains the objectives, risks and strategies of one of the sixteen Funds comprising Summit Mutual Funds, Inc. ("Summit Mutual Funds"), each of which is advised by Summit Investment Partners, Inc. (the "Adviser"). The Fund Profile below summarizes important facts about the Fund, including its investment objective, strategy, risks and past investment performance. More detailed information about the Funds' investment policies and strategies is provided after the Profile, along with information about expenses for the Fund.

The Fund included in this Prospectus is part of the Summit Mutual Funds' SUMMIT APEX SERIES, whose shares are offered to institutional and retail investors. This prospectus offers one class of shares, Class I shares without a sales charge.

Union Central currently has voting control of Summit Mutual Funds. With voting control, Union Central may make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Fund's fundamental investment objectives and policies, etc.) regardless of the views of other shareholders.

THE REAL ESTATE FUND seeks total return through investment in real estate securities. In pursuing total return the fund equally emphasizes both capital appreciation and current income.

                           FUND PROFILE

REAL ESTATE FUND PROFILE

Investment Objective
The Real Estate Fund seeks total return through investment in real estate securities. In pursuing total return the Fund emphasizes both capital appreciation and current income.

Investment Strategies
At least 80% of the Real Estate Fund will be invested in shares of publicly-traded REITs (Real Estate Investment Trusts) and other similar equity securities issued by real estate companies. A real estate company generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets in real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. The Fund's investment portfolio includes shares of equity REITs, which are companies that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the Code).

Primary Risks
An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund's primary risks include:

  o MARKET RISK: An investment in Fund shares represents an indirect investment in common stocks and other securities owned by the Fund. The value of equity securities are subject to market risk and may move up or down, sometimes rapidly and unpredictably. Fund shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions.

  o REAL ESTATE MARKETS AND REIT RISK: Since the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated factors, including economic conditions, demand for property, and interest rates. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, uninsured losses, or a general decline in local values. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management.

  o CREDIT RISK: A decline in the credit rating or perceived credit quality of a real estate company's debt can have a negative impact on the value of its stock. Such lower credit quality may lead to greater volatility in the price of a security held by the Fund and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell a real estate company's security

  o SMALLER COMPANIES: Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company.

  o NON-DIVERSIFICATION: As a 'non-diversified' investment company under SEC rules, the Fund can invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Fund may be subject to a greater risk of loss than a fund that has a diversified portfolio. The Fund typically will hold between 20 and 30 names and will determine appropriate weighting and diversification by property type and geographical region. The Fund intends to comply with the diversification requirements of a Regulated Investment Company (RIC) as defined under Subchapter M of the Internal Revenue Code of 1986.

  o RESTRICTED AND ILLIQUID SECURITIES RISK: Although the Fund's investable universe generally consists of publicly-traded securities, the Fund may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Bar Chart and Performance Table

Since this is a new Fund, there is no bar chart or performance table.

                      FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Real Estate Fund are offered only as Class I shares without a sales load or 12b-1 distribution fee.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                                      Total
                                          Distribution              Annual Fund
                             Management   and Service      Other     Operating
                               Fees       (12b-1) fees    Expenses    Expenses**
                             ----------   ------------    --------  ------------
Real Estate Fund - Class I     .75%           N/A           .50%        1.25%

*  Other expenses are based on estimates
** Total Annual Fund Operating Expenses in excess of 1.25% are paid by the investment adviser.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year   3 Years   5 Years   10 Years
                             ------   -------   -------   --------
Real Estate Fund - Class I    $128     $399       N/A       N/A

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

This table also takes into effect the Adviser's contractual arrangement to maintain the Fund's expenses at the agreed upon level.

            OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

In making investment decisions on behalf of the Fund, Lee Munder Investments, Ltd.'s (the Fund's investment subadviser) philosophy centers on the belief that REIT management teams maximize firm value through capital allocation. The Fund will seek to own REITs that make the best capital allocation decisions, which should in turn have the best prospects of producing attractive relative returns on invested capital (ROIC). Historically, REITs that have been able to produce the best relative ROIC have had the best relative share price performance.

The objective of this strategy is to be concentrated in the companies with the best relative fundamentals, and the most attractive relative valuations, yet diversified by geographic region and property type. The Fund will typically hold between 20 and 30 names. The strategy uses a combination of top-down and bottom-up fundamental analysis to position the portfolio relative to the benchmark. The top-down analysis determines the appropriate weight of the property types within the portfolio, while the bottom-up analysis combines a screening process with traditional fundamental research to provide superior security selection.

Securities tend to fall into three categories. The first, and most favored is the company with a unique business model within a specific niche. The combination of a distinctive skill set and a difficult to replicate business model, allows these companies to achieve superior relative returns on invested capital. The second category is the company with high quality assets in high barriers to entry markets. Companies with superior assets in highly desirable locations, where it is difficult to develop new properties, tend to enjoy superior long-term rental growth and occupancy rates. The third and final category is the "turnaround story". There have been, and continue to be, REITs that have perpetrated strategic missteps which often lead to the security trading below fair value. Many times a catalyst exists which may return the security to its fair value. Identifying and choosing those firms judged to have the highest probability of returning to fair value in a reasonable time frame will provide long-term success for our portfolios

The security selection process can be broken down into three general levels of evaluation:

  o Property level and management analysis
  o Financial statement analysis
  o Security valuation analysis.

Property Level and Management Analysis
The portfolio management team seeks to develop an understanding of the underlying real estate portfolios and assess management's ability to profitably grow the company. This is done through a combination of extensive management meetings and property tours.

While company specific issues differentiate the management meetings, they tend to focus on a number of broad topics. These may include, but are not limited to: current market conditions, strategy updates, capital market updates, developments, redevelopments, capital expenditures, operating conditions, long term strategies, business models, corporate governance, and executive compensation plans.

From property tours, the management team seeks to enhance its understanding of a given region, and its sub-markets and the various economic drivers that impact both. An understanding of the local tenant bases, their particular preferences and prejudices is also developed. A physical inspection of a property provides an opportunity to discern location desirability, structural functionality and efficiency, floor layout, competitive position, ingress/egress, visibility, proximity to amenities, proximity to transportation nodes, and of course the relative overall aesthetics of a given structure.

Financial Statement Analysis
In addition, considerable time is expended analyzing financial statements. The team favors strong or improving balance sheets, steady and visible cash-flow growth and high-retained cash.

Much of financial statement analysis includes adjusting figures to be able to make relative comparisons; for example, discounting those earnings figures that include non-contractual income streams. Some lower quality items within REIT earnings, which can be considered non-contractual, non-recurring include lease termination fees, gains on sales of property and/or land dispositions. The most emphasis is placed on free cash flow as best reflected by "Adjusted Funds From Operations" or AFFO. This earnings metric best reflects a REIT company's capacity to produce, retain or dividend out a given level of earnings. The AFFO figure is calculated by adjusting FFO (most simplified form is GAAP EPS minus deprecation and amortization) for recurring capital expenditures and straight-lined rental income. The team tends to favor those companies with a relatively higher per share AFFO growth rate and a higher AFFO per share yield.

Once all of the data is amassed, the team focuses on a company's future ability to generate these cash flows and the imputed risk within this figure. Coverage ratios and leverage ratios, which include various forms of a debt to earnings and earnings to debt calculations are evaluated.

Security Valuation Analysis
The final component of security selection is analyzing relative valuations. The team groups securities by property type and looks at a number of relative valuation parameters including, but not limited to the following: Price-to-Funds-From-Operations (FFO), Price-to-Net-Asset-Value (NAV), Price-to-FFO-to-Growth, Enterprise-Value-to-EBITDA, Implied Capitalization Rates, Price-to-Adjusted-FFO and Dividend Yield. The team then analyzes and measures these parameters relative to other securities within the specific property type.

The strategy uses a combination of top-down and bottom-up fundamental analysis to position the portfolio relative to the benchmark. The top-down analysis determines the appropriate weight of the property types within the portfolio, while the bottom-up analysis combines a screening process with traditional fundamental research to provide superior security selection. In order to quantify this conviction in our security selection, the universe of names is divided into three tiers. The top tier names are 4% over-weighted relative to the benchmark. Second tier names are 2% over-weighted, and third tier names are 1% over-weighted. There are typically 20-30 names in the portfolio.

The team employs a risk management tool in the portfolio modeling process that calculates an expected tracking error (or alpha) versus the Wilshire REIT benchmark. The targeted tracking error for the portfolio is between +3 and +5 percentage points. The portfolio is modeled to remain within this risk parameter. However, there is no assurance that the Fund will be able to maintain this performance standard.

The following are the Fund's principal investment strategies. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's investments are contained in the Fund's statement of additional information (SAI).

Real Estate Companies
For purposes of the Fund's investment strategies, a real estate company is one that:

    o derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate
or
    o has at least 50% of its assets in such real estate.

Under normal circumstances, the Fund will invest at least 80% of its total assets in common stock and other equity securities issued by real estate companies. These equity securities can consist of:

    o common stocks (including REIT shares)

    o rights or warrants to purchase common stocks

    o securities convertible into common stocks where the conversion feature represents, in the advisor's view, a significant element of the securities' value

    o preferred stocks

    o Real Estate Investment Trusts

The Fund may invest without limit in shares of REITs. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gain) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and the Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objective.

Types of REITs
REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

FOREIGN SECURITIES
The Fund may invest up to 20% of its net assets in foreign securities that are suitable for the Fund's investment objectives and policies. The Fund will further limit its purchases of foreign securities to those issued in "developed countries" and limit its purchases in any single country to 10% of Fund net assets. "Developed countries" are defined those countries included in the Morgan Stanley Capital International EAFE Index plus Canada.
Currently that would include: The United Kingdom, Germany, France, Italy, Switzerland, Netherlands, Greece, Spain, Portugal, Belgium, Canada, Denmark, Ireland, Australia, Japan, Singapore, New Zealand, Hong Kong, Sweden, Finland, and Norway.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

  o political or economic instability in the foreign country;
  o diplomatic developments that could adversely affect the value of the foreign security;
  o foreign government taxes;
  o costs incurred by a Fund in converting among various currencies;
  o fluctuation in currency exchange rates;
  o the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
  o in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
  o less publicly available information about foreign issuers than domestic issuers;
  o foreign accounting and financial reporting requirements may be less extensive;
  o securities of foreign issuers may be less liquid and more volatile;
  o there may be less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

FOREIGN CURRENCY TRANSACTIONS
The Fund may engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security.
A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Funds will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. A repurchase agreement is a transaction where a Fund buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Fund will not engage extensively in repurchase agreements, but may engage in them from time to time. The Adviser reviews the credit-worthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, the Fund could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund transfers possession of Fund securities to banks or broker-dealers in return for cash in an amount equal to a percentage of the Fund securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the custodian (when required) will segregate from other Fund assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

LENDING FUND SECURITIES
The Fund may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will continuously maintain collateral equal to at least 100% of the current market value (on a daily market-to-market basis) of the loaned securities plus declared dividends and accrued interest. The Fund will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Fund may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

INVESTMENT IN OTHER INVESTMENT VEHICLES
The Portfolio may invest a portion of its assets in other pooled investment vehicles, and thus will incur its pro rata share of the investment vehicles' expenses. In addition, these Portfolios will be subject to the effects of business and regulatory developments that affect the underlying investment vehicles or the investment company industry generally.

TEMPORARY INVESTMENTS
The Portfolio may temporarily invest up to 100% of its assets in U.S. Government securities, money market instruments, fixed-income securities, or cash equivalents if the Adviser/subadviser believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Portfolio attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

OTHER INFORMATION
In addition to the investment policies described above, the Fund's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, the Fund's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's Statement of Additional Information or annual report should be directed to Summit Mutual Funds, c/o U. S. Bancorp Fund Services, LLC, (888) 259-7565, or at P.O. Box 701, Milwaukee, WI 53201-0701, or on its
website at www.summitfunds.com.

                             FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Elm Street, Suite 1212, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for Summit Mutual Funds since 1984. The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of Summit Mutual Funds' board of directors, the Adviser manages the investment and reinvestment of the assets of each Fund and provides administrative services and manages Summit Mutual Funds' business affairs.

ADVISORY FEE
The Fund is contractually obligated to pay the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed for the Fund on a daily basis, at the annual rate of .75% of the Fund's average daily net assets.

SUBADVISER
Lee Munder Investments, Ltd. ("LMIL") is the investment subadviser to the Real Estate Fund. As of April 30, 2005, LMIL had $2.5 billion in assets under management, including $87 million in REIT investments.

Arthur Hurley, CFA and Patrick F. Donnelly, CFA are responsible for the day-to-day management of the Real Estate Fund. Mr. Hurley joined LMIL in December 2002. He has over ten years of investment experience and most recently served as the lead portfolio manager for the Tuckerman Group, the real estate investment arm of State Street Global Advisors (SSgA). Prior to that, he served in various capacities in SSgA' fixed income group. Mr. Donnelly joined LMIL in December 2002. He has over eleven years of investment experience and most recently served as associate portfolio manager and analyst for the Tuckerman Group and as a principal of SSgA.

The Subadviser provides, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible. The services include investment research and advice with respect to securities, investments and cash equivalents in the Fund.

                           SHAREHOLDER INFORMATION

CLASSES OF SHARES OFFERED BY THE FUNDS
The Real Estate Fund offers only Class I shares without sales load or distribution expenses. Other Funds in the Summit family also offer Class A shares.

       Class I shares are offered primarily for purchase by institutional investors, such as retirement plans.
       When only one class of shares of a fund is offered
       (as in the case of the Real Estate Fund), Class I shares are also available to individual investors.

Below is a summary of the primary differences between the Class A and Class I shares.

CLASS A SHARES
--------------
Initial Sales Charge    Up to 5.75% on shares of the Everest
                        Fund and 2.50% on shares of the
                        Nasdaq-100 Index Fund. Sales charges
                        may be reduced or eliminated for
                        purchases of $100,000 or more of the
                        Everest Fund and for purchases of
                        $500,000 or more of the Nasdaq-100
                        Index Fund.
12b-1 Fees              Up to 0.25% of average net assets,
                        attributable to Class A shares, annually.
Dividends               Generally lower than Class I shares
                        due to higher annual expenses.
Purchase Maximum        None
Conversion              None

CLASS I SHARES
--------------
Initial Sales Charge    None
12b-1 Fees              None
Dividends               Generally higher than Class A shares
                        due to lower expenses.
Purchase Maximum        None
Conversion              None

PRICING OF FUND SHARES
The price of the Fund's shares is based on the Fund's net asset value. The net asset value of the Fund's shares is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), on days during which there are purchases or redemptions of Fund shares. The price at which a Fund's shares are purchased or redeemed is based on the next calculation of net asset value after receipt and acceptance of purchases orders, and receipt of redemption requests. The net asset value will not be determined when the New York Stock Exchange is closed (for example, on national holidays), or on any day on which changes in the value of the portfolio securities of the Fund is immaterial. The net asset value is calculated by adding the values of all securities and other assets of a fund, subtracting liabilities and expenses, and dividing the resulting figure by the number of the fund's outstanding shares. Expenses, including the advisory fee payable to the Adviser, are charged to the Fund daily.

Securities held by the Fund are generally valued at market price, using an independent pricing service. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by, or under procedures adopted by, the Board of Directors. Money market instruments maturing in 60 days or less are valued at the amortized cost method. Sometimes foreign securities markets are open on days when U.S. markets are closed. Because some Funds hold foreign securities, there may be days when the net asset value of Fund shares changes even when the shares are not priced, and Fund shareholders cannot purchase or redeem shares.

If a significant market event impacting the value of a portfolio security occurs subsequent to the close of trading in the security, but prior to the calculation of a Fund's net asset value per share, market quotations for that security may not be readily available. If the impact of such a significant market event materially affects the net asset value per share of a Fund, the affected portfolio security will be valued at fair market value as determined in good faith under the general supervision of the Board of Directors.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Adviser makes such determinations in good faith in accordance with the Fund's valuation procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

PURCHASE OF SHARES
Class I shares are purchased at their net asset value. Shares of the Fund are offered and sold on a continuous basis by the Distributor. The Fund may be available for sale in a particular state. Please consult a registered representative in your state or the Distributor for information on the availability of the Fund.

MINIMUM INVESTMENTS
The minimum initial investment for Class I shares of the Fund is:

    1) $5,000; or
    2) $500 in the case of an Individual Retirement Account; or
    3) $1,000 if the purchaser of shares is any one of the following: employees or agents of Union Central or Lee Munder Investments, Ltd., or affiliates thereof, or their spouses or dependents; or Directors, officers, employees, or affiliates of Summit Mutual Funds or investment advisers or subadvisers or distributors thereof, or their spouses or dependents.

The minimum subsequent investment for Class I shares is $50.

Class I shares of the Real Estate Fund and Class I shares in other Summit Funds cannot be exchanged for Class I shares of the Everest Fund, Nasdaq-100 Index Fund or other Summit Funds that have both Class I and Class A shares.

BUYING SHARES
Purchase requests accompanied by a check or wire payment for any Fund which are received and accepted by the transfer agent or an authorized dealer or other agent of the Fund before 4:00 p.m. Eastern Time on a business day for the Funds will be executed the same day, at that day's closing price, provided that payment is received by the close of regular trading hours. Orders received after 4:00 p.m. Eastern Time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange will be executed on the next business day after receipt of both order and payment in proper form.

OPENING AN ACCOUNT                      ADDING TO AN ACCOUNT
BY MAIL                                 BY MAIL
Complete an application and mail it     Make your check payable to Summit
along with a check payable to Summit    Mutual Funds. Please include your
Mutual Funds, to:                       sixteen-digit account number on your
The Summit Mutual Funds                 check and mail it to the address at
c/o U.S. Bancorp Fund Services, LLC     the left.
P.O. Box 701
Milwaukee, WI 53201-0701.
For overnight or express delivery,
mail to:
The Summit Mutual Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

AUTOMATICALLY                           AUTOMATICALLY
Call 1-888-259-7565 to obtain a         Complete a Periodic Investment Plan
purchase application, which includes    Application to automatically purchase
information for a Periodic Investment   more shares.
Plan.

BY WIRE                                 BY WIRE
To open an account by wire, a           Call 1-888-259-7565 prior to sending
completed account application is        the wire in order to obtain a
required before your wire can be        confirmation number and to ensure
accepted.  You can mail or overnight    prompt and accurate handling of
deliver your account application to     funds. Ask your bank to transmit
the transfer agent.  Upon receipt of    immediately available funds by wire
your completed application, an account  as described at the left.
will be established for you.  The
account number assigned will be         Please include your sixteen-
required as part of the instruction     digit account number.
that should be given to your bank
to send the wire.  Your bank must       The Summit Mutual Funds and its
include the name of the Fund you are    transfer agent are not responsible
purchasing, the account number and      for the consequences of delays
your name so that monies can be         resulting from the banking or Federal
correctly applied.                      Reserve Wire system, or from
                                        incomplete wiring instructions.
U.S. Bancorp
777 East Wisconsin Avenue
Milwaukee, WI 53202ABA Number:
075000022
Credit to: U.S. Bancorp Fund
Services, LLC
Account Number: 112-952-137
Further credit to: Summit Mutual Funds
(account name and account number)

Summit Mutual Funds and its transfer
agent are not responsible for the
consequences of delays resulting from
the banking or Federal Reserve Wire
system, or from incomplete wiring
instructions.

INTERNET                                INTERNET
Log onto www.summitfunds.com, print     After your account is established,
and complete the application and mail   you may set up a PIN number by
it along with a check payable to        logging onto www.summitfunds.com
Summit Mutual Funds at:                 This will enable you to purchase
The Summit Mutual Funds                 shares by having the purchase amount
c/o U.S. Bancorp Fund Services, LLC     deducted from your bank account by
P.O. Box 701                            electronic funds transfer via the
Milwaukee, WI 53201-0701.               Automated Clearing House (ACH)
                                        network. Please make sure that your
For overnight or express delivery,      fund account is set up with bank
mail to:                                account instructions and that your
The Summit Mutual Funds                 bank is an ACH member.  You must
c/o U. S. Bancorp Fund Services, LLC    indicate on your application that
615 East Michigan Street, 3rd Floor     telephone transactions are authorized
Milwaukee, WI 53202-5207.               in order to complete internet
                                        transactions.

BY TELEPHONE EXCHANGE                   BY TELEPHONE EXCHANGE
Call 1-888-259-7565 to exchange from    Call 1-888-259-7565 to exchange from
another Summit Mutual Funds account     another Summit Mutual Funds account
with the same registration including    with the same registration including
name, address and taxpayer ID number.   name, address and taxpayer ID number.

----------------------------------------------------------------------------

PLEASE NOTE: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Summit Mutual Funds. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

The transfer agent will charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment that is returned.
------------------------------------------------------------------------

ADDITIONAL INFORMATION ON BUYING SHARES
o The Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund's shares, in whole or in part.

o Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Fund reserves the right to reject applications without such a number Any accounts opened without a proper number will be subject to backup withholding at a rate of 28% on all liquidations and dividend and capital gain distributions.

o Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund.

o Investors may be charged a fee if they effect transactions through broker or agent.

o The Fund has authorized one or more brokers to receive to purchase and redemptions orders on the behalf of the Fund.
   Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at each Fund's Net Asset Value next computed after the order is received by an authorized broker or the broker's authorized designee.

REDEMPTION OF SHARES
Redemption requests for the Fund received by the transfer agent or an authorized dealer or other agent of the Fund before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day for the Fund will be executed the same day, at that day's closing price. Orders received after the close will receive the next business day's closing price.

A signature guarantee is required to redeem shares in the following situations:

o  When ownership has been changed on your account

o when adding telephone redemption to an existing account (the need for a signature guarantee in this instance is already described on the bottom of page 35)

o  when adding or changing fed wire instructions on an account

o  when the redemption amount exceeds $50,000

o  when the proceeds are to be sent elsewhere than the address of record

o when the address of record has been changed by telephone within the preceding 15 days

Each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

BY TELEPHONE
Call 1-888-259-7565 with your account name, and amount of redemption (minimum $500). Redemption proceeds will only be sent by check to a shareholder's address of record, by wire to a pre-determined bank, or by electronic funds transfer via the Automated Clearing House (ACH) network to the bank account established on your Fund account. There is a $15 fee for each wire transfer. If proceeds are sent via the ACH network, the funds are usually available in 2-3 business days.(Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).

BY MAIL
Mail your instructions to Summit Mutual Funds, P.O. Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account.

THROUGH AN AUTHORIZED DEALER
Please contact your dealer to place your redemption request. Your dealer may impose a service charge or other fee in addition to charges and fees associated with the Fund.

INTERNET
Your sixteen-digit account number, PIN number and your social number are required for internet redemptions. Call 1-888-259-7565 for a temporary PIN number. Redemption proceeds will only be sent by check to a shareholder's address of record or via electronic funds transfer through the Automated Clearing House (ACH) network to the bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address within the preceding 15 days.)

AUTOMATICALLY
Call 1-888-259-7565 for a Systematic Withdrawal Plan application ($5,000 account minimum and $50 minimum per transaction).

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.
--------------------------------------------------------------------------

The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form.

ADDITIONAL TRANSACTION INFORMATION

TELEPHONE REQUESTS
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to the U.S. Bancorp Fund Services, LLC or contact your registered representative. Each shareholder of the account must sign the request. The Fund may request further documentation from corporations, executors, administrators, trustees and guardians.

The Fund reserves the right to modify or terminate telephone redemption privileges at any time if they believe it is advisable to do so.

DURING PERIODS OF SUBSTANTIAL ECONOMIC OR MARKET CHANGE, TELEPHONE REDEMPTIONS MAY BE DIFFICULT TO IMPLEMENT. IF A SHAREHOLDER IS UNABLE TO CONTACT THE TRANSFER AGENT BY TELEPHONE, SHARES MAY ALSO BE REDEEMED BY DELIVERING THE REDEMPTION REQUEST TO THE TRANSFER AGENT.

INTERNET OPTIONS
Internet exchange privileges automatically apply to each shareholder who holds telephone exchange privileges and who has requested a temporary PIN from a shareholder service representative. All internet transaction privileges are ONLY available if the shareholder has elected telephone and internet privileges for those same transactions.

ADDITIONAL REDEMPTION INFORMATION
In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone or internet, U. S. Bancorp employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number. Investors electing to transfer by internet must enter a personal identification number
(PIN). All telephone transactions will be recorded and confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Summit Mutual Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Summit Mutual Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

The Fund will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. However, if any portion of the shares to be redeemed represents an investment made by check, the Fund will delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

ACCOUNTS BELOW THE MINIMUM BALANCE
If your account falls below $1,000 (or $500 for an IRA), the Fund may redeem your account. The Fund will impose no charge and will give you sixty days' written notice prior to any redemption or conversion, as applicable, during which you may redeem your shares or purchase additional shares to satisfy applicable account minimums.

REDEMPTION IN KIND
The Fund intends to pay cash for all shares redeemed, unless the redemption request is for more than $250,000 or 1% of the net assets of a Fund by a single shareholder over any 90-day period. If such a redemption request is presented and the Fund deems it to be detrimental to existing shareholders to pay the redemption in cash, the Fund may pay all or part of the redemption in the Fund's portfolio securities at their then-current market value equal to the redemption price. If you received securities in kind and converted them to cash, you would incur brokerage costs. Redemptions in kind, like all redemptions, are taxable transactions.

EXCHANGE OF SHARES
Without a sales charge, you may exchange shares of a Fund for shares of the same class of another Fund, EXCEPT THAT, you may be subject to a maximum 5.75% sales charge if you exchange Class I shares of the Real Estate, Bond Fund, Short-term Government Fund, High Yield Bond Fund or Money Market Fund for shares of Everest Fund or Nasdaq-100 Index Fund, since you will move into Class A shares unless you have an initial account balance of at least $250,000. An exchange is treated as a redemption of Fund shares and a purchase of another Fund's shares.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Summit Mutual Funds on exchanges. However, Summit Mutual Funds reserves the right to impose a charge in the future. Summit Mutual Funds reserves the right to reject the purchase component of any exchange request, and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

o Exchanges are available only in states where exchanges may be legally made.

o The minimum amount which may be exchanged is the lesser of $1,000 or all the shares of that Fund.

o If any portion of the shares to be exchanged represents an investment made by check, a Fund will retain the shares purchased by check, as "uncleared" for twelve days from the purchase date.

o It may be difficult to make telephone exchanges in times of drastic economic or market changes.

EXCESSIVE TRADING
The Fund is not intended for excessive trading or market timing. Frequent trading into and out of the Fund can disrupt portfolio investment strategies, result in lower portfolio performance and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. In particular, the Fund may have difficulty implementing its long-term investment strategies if forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short term trading activity. In addition, the Fund may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. If the Fund in unable to detect those shareholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

The Fund is not designed to accommodate excessive trading and the Fund's Board of Directors has adopted policies to discourage excessive trading of the Fund's shares. If you wish to engage in excessive trading, we request that you do not purchase shares of the Fund. The Fund defines "excessive trading" as exceeding one purchase and sale involving the Funds within any 120-day period. You can move substantial assets from a Fund to another Fund and, within the next 120 days, sell your shares in that Fund to return to the first Fund.

The Fund monitors daily cash flows by account to detect possible excessive trading by individuals or groups. If excessive trading is found, the Fund will take the following actions if you exceed the number of trades described above: 1) the first time the Fund determines that you have traded excessively, the Fund will notify you in writing that account will be monitored for additional transactions in excess of the foregoing limits; 2) upon the second incidence of excessive trading by you, the Fund will bar you indefinitely from further purchases of shares of the Fund, including purchases in connection with exchange transactions. Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions made through an automatic investment plan or an automatic withdrawal plan.

The Fund may, in its sole discretion, take any account off of the list of monitored account, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. OTHERWISE, ALL OF THE POLICIES RELATED TO EXCESSIVE TRADING AND MARKET TIMING AS DESCRIBED IN THIS SECTION WILL BE APPLIED UNIFORMLY AND WITHOUT EXCEPTION. Other trading activities may be detrimental to the Fund. Therefore, shareholder accounts may be placed on the list of monitored accounts despite the fact the contract owner has not exceeded the established transfer limits.

The Fund and its agents reserve the right not to accept in whole or in part, without prior notice, any purchase request, including exchange purchases from one Fund to another Fund, by any investor or group of investors indefinitely, for any reason, particularly if they believe that any combination of trading activity in the Fund is attributable to market timing or is otherwise excessive or potentially disruptive to the Fund. Some of the factors that may be considered when determining whether or not to accept a purchase request may include, but not be limited to:

     o the number of transfers made in a defined period;

     o the dollar amount of the transfer;

     o the total assets of the Fund involved in the transfer;

     o the investment objectives of the particular portfolios involved in the transfers; and/or

     o whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

The Fund currently does not assess a mandatory redemption fee, but may do so in the future.

The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be rejected in whole or in part by a Fund. Transactions accepted by your financial intermediary or plan sponsor in violation of the Fund's excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following the order by the intermediary.

While the Funds discourage excessive short-term trading and intend to apply their policies uniformly to all shareholders, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured. Excessive trading, involving either substantial Fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise its expenses. In particular, the Fund may have difficulty implementing its long-term investment strategies if they are forced to maintain a higher level of their assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short term trading activity. In addition, a Fund may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity.

ACCOUNT STATEMENTS
Account statements generally will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, the Fund does not send statements for shares held in brokerage, retirement or other similar accounts.

INTERNET SERVICES
You may also access information about the Fund and your account balances by visiting our website at www.summitfunds.com.

RETIREMENT PLANS
The Fund offers individual retirement accounts including SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call U. S. Bancorp Fund Services, LLC at 1-888-259-7565.

VERIFICATION OF INFORMATION
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. Accordingly, the Fund or your financial intermediary must obtain the following information about each person who opens an account:

     o Name;
     o Date of birth (for individuals);
     o Physical residential address (though post office boxes are still permitted for mailing); and
     o Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND FROM OPENING ACCOUNTS UNLESS IT RECEIVES THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares or may impose other restrictions until your identity is verified. The Fund also may close your account or take other appropriate action if it cannot verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value per share next calculated after the account is closed. If your account is closed at the request of governmental or law enforcement authority, the Fund may be required to withhold the redemption proceeds.

PRIVACY POLICY
Securities and Exchange Commission Regulation S-P requires us to disclose our policies and safeguards regarding the nonpublic personal information about you that we possess as a result of your relationship with us. The full text of our Privacy Policy follows.

Summit Mutual Funds collects the following nonpublic personal information about you:

     o Information received from you on or in applications or

       other forms, correspondence, or conversations, including but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

     o Information about your transactions with Summit Mutual Funds, its affiliates, or others, including but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

Summit Mutual Funds does not disclose any nonpublic personal information about its current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, it is permitted by law to disclose all of the information it collects, as described above, to the Fund's transfer agent to process your transactions. Furthermore, access to your nonpublic personal information is restricted to those persons who require such information to provide products or services to you. Physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information are maintained.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Delivery of Reports
The Securities and Exchange Commission has rules to allow us to combine mailings of certain materials, eliminating duplicate copies sent to your address. In the future only one Prospectus, Annual and Semiannual Report will be sent to shareholders with the same last name and address on their Summit accounts, as well as to shareholders with the same address whom we believe to be part of the same family. Sending only one Prospectus and Shareholder Report to your household will reduce fund expenses for producing and mailing these documents.

Unless you notify us otherwise, we will send only one copy of these materials for as long as you remain a Summit shareholder. If you would like to receive separate copies, please contact Shareholder Services at 1-888-259-7565 within the next 60 days. Please don't hesitate to contact us if you have any questions or require any additional information.

              DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends from net investment income of the Real Estate Fund are declared and paid quarterly. Any capital gains are distributed annually. Your dividends and capital gains distributions will be reinvested automatically in additional shares unless you notify Summit Mutual Funds that you elect to receive distributions in cash. If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

If you have elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by un-cashed distribution or redemption checks.

                            FEDERAL TAXES

The Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Fund shares. Distributions of "qualified dividend income and distributions" attributable to the net long-term capital gains of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.

REITs and other investment vehicles in which the Fund may invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts. Also, REIT investments in the Fund's portfolio may distribute amounts that later are determined to be a return of capital. The Fund will designate its income dividends and capital gain distributions based on all available information at the time of the declaration. Such late notification of return of capital distributions from portfolio holdings may complicate the process of determining the nature of the Fund's distributions to it shareholders.

You should note that if you purchase Fund shares just prior to a dividend or capital gain distribution, the purchase price will reflect the amount of the upcoming dividend or distribution, but you will be taxable on the entire amount of the dividend or distribution received, even though, as an economic matter, the dividend or distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your Fund shares, including an exchange for Fund shares of another Fund, based on the difference between your tax basis in the Fund shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Fund shares.) Any loss realized on Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Fund shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Fund shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Pursuant to recently passed tax legislation, a regulated investment company (a "RIC") such as the Fund that earn certain interest income that would not be subject to U.S. tax if earned by a foreign person directly will be permitted, to the extent of such income, to designate a dividend it pays as derived from such interest income. A foreign person who is a shareholder in the RIC generally will be able to treat such a dividend as exempt from gross-basis U.S. tax, as if the foreign person had earned the interest directly. The new law generally applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. See the Statement of Additional Information for more information about the new legislation, particularly as to matters concerning distributions of short-term capital gains to foreign shareholders and estate taxes imposed upon foreign shareholders.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Like all mutual funds, the Fund may be required to withhold federal income tax from distributions and redemption proceeds ("backup withholding") under certain circumstances. See Statement of Additional Information for more details.

                         STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

                        FINANCIAL HIGHLIGHTS

Since this is a new fund, no financial highlights are available.

[back cover]
A Statement of Additional Information dated December 29, 2005, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in Summit Mutual Funds' annual and semi-annual reports to shareholders. In Summit Mutual Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year. A copy of the Statement of Additional Information or its annual and semi-annual reports may be obtained without charge by calling Summit Mutual Funds, c/o U. S. Bancorp Fund Services, LLC, (888) 259-7565, or by writing Summit Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701.
Summit Mutual Funds' Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's Public Reference Room. Information about the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of Fund documents may be obtained, after paying a duplication fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request to publicinfo@sec.gov.

The Fund's Statement of Additional Information, annual and semi-annual reports and other information is available without charge at the Fund's web site: http://summitfunds.com.

These fund documents and other information about the Fund are also available without charge at the SEC's web site: http://www.sec.gov.

File 811-04000

SMFI 514APEX-Real Estate Fund 12/05

                           Part B

 Information Required in a Statement of Additional Information

                        SUMMIT MUTUAL FUNDS, INC.
                            Summit Apex Series
------------------------------------------------------------------

                  STATEMENT OF ADDITIONAL INFORMATION
                             Real Estate Fund

December 29, 2005

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Summit Mutual Funds, Inc.'s ("Fund") current Prospectus, dated December 29, 2005, which may be obtained by calling the Fund at 1-800-999-1840, or writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

Summit Mutual Funds, Inc. is an open-end management investment company.
                      -------------------------
                         TABLE OF CONTENTS

                                                             Page
Investment Policies (3). . . . . . . . . . . . . . . . . . .  2
 Money Market Instruments and Investment Techniques. . . . .  2
 Lending Portfolio Securities. . . . . . . . . . . . . . . .  4
 Pledging of Assets. . . . . . . . . . . . . . . . . . . . .  4
Investment Restrictions. . . . . . . . . . . . . . . . . . .  5
Disclosure of Portfolio Holdings . . . . . . . . . . . . . .  7
Portfolio Turnover . . . . . . . . . . . . . . . . . . . . .  8
Management of the Fund(10) . . . . . . . . . . . . . . . . .  8
 Directors and Officers. . . . . . . . . . . . . . . . . . .  8
 Investment Adviser. . . . . . . . . . . . . . . . . . . . . 10
Investment Subadviser. . . . . . . . . . . . . . . . . . . . 10
 Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . 10
 Payment of Expenses . . . . . . . . . . . . . . . . . . . . 10
 Advisory Fee . . . . . . .  . . . . . . . . . . . . . . . . 12
 Investment Advisory Agreement and Administrative
    Services Agreement . . . . . . . . . . . . . . . . . . . 12
Board Review of Advisory Arrangements. . . . . . . . . . . . 12
 Service Agreement . . . . . . . . . . . . . . . . . . . . . 14
 Securities Activities of Adviser. . . . . . . . . . . . . . 14
 Code of Ethics. . . . . . . . . . . . . . . . . . . . . . . 14
Portfolio Managers . . . . . . . . . . . . . . . . . . . . . 15
Determination of Net Asset Value (12). . . . . . . . . . . . 16
Purchase and Redemption of Shares.(11) . . . . . . . . . . . 17
Dividends and Taxes. . . . . . . . . . . . . . . . . . . . . 17
Custodian, Transfer and Dividend Disbursing Agent. . . . . . 20
Portfolio Transactions and Brokerage . . . . . . . . . . . . 20
General Information.(11) . . . . . . . . . . . . . . . . . . 20
 Capital Stock . . . . . . . . . . . . . . . . . . . . . . . 20
 Voting Rights . . . . . . . . . . . . . . . . . . . . . . . 21
 Additional Information. . . . . . . . . . . . . . . . . . . 22
Financial Statements and Independent Registered
         Public Accounting Firm. . . . . . . . . . . . . . . 22
Appendix A: Proxy Voting Procedures. . . . . . . . . . . . . 23


( ) indicates page on which the corresponding section appears in the Prospectus.

                                 SMFI 515 Apex Real Estate SAI 12-05

                  SUMMIT MUTUAL FUNDS, INC.
-----------------------------------------------------------------
                     INVESTMENT POLICIES

The following specific policies supplement the Fund's investment strategies, policies and risks set forth in the Prospectus.

Money Market Instruments and Investment Techniques
The Fund may invest in money market instruments whose characteristics are consistent with the Fund's investment program and are described below unless explicitly excluded in the text.

Small Bank Certificates of Deposit. The Fund may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. The Fund will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of each Fund's net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund will enter into repurchase agreements only where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, either in normal circumstances or for temporary defensive purposes; (ii) the market value of the underlying securities, including interest accrued, will at all times equal or exceed the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The investments by a Fund in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

If the counterparty to the repurchase agreement defaults and does not repurchase the underlying security, the Fund might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the counterparty becomes involved in bankruptcy proceedings, the Fund may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund transfers possession of Portfolio securities to banks in return for cash in an amount equal to a percentage of the Fund securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Fund assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years at the time they are issued, and Treasury bonds generally have a maturity of greater than ten years at the time they are issued.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Equity Securities.   The Real Estate Fund may invest in equity securities
without restriction.

Unit Investment Trusts.   The Fund may invest in shares of a unit investment
trust ("UIT"), which is currently in existence or is created in the future, that is designed to track the performance of the Fund's objectives and strategies. UIT shares are units of beneficial interest in a UIT, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of an underlying Index. While the investment objective of such a UIT is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the underlying Index, there can be no assurance that this investment objective will be met fully. As UITs are securities issued by an investment company, non-fundamental restriction
(5) below restricts their purchases to 10% of the Fund's assets.

American Depositary Receipts.   The Fund may invest in American Depositary
Receipts ("ADRs"), which may be issued in sponsored or un-sponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in un-sponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and un-sponsored programs are generally similar, the issuers of un-sponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

Foreign Markets.   Delays in settlement which may occur in connection with
transactions involving foreign securities could result in temporary periods when a portion of the assets of a portfolio is un-invested and no return is earned thereon. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Foreign Securities.   The Fund may invest in foreign securities. Because the
Fund may invest in foreign securities, investments in the Fund involve risks that are different in some respects from investments in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States.
Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

Lending Portfolio Securities
The Real Estate Fund may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will continuously maintain collateral equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest or reinvest the collateral (depending on whether the collateral is cash securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

Pledging of Assets
The Real Estate Fund may pledge or mortgage assets in conformance with the Fund's fundamental investment restrictions regarding borrowing and reverse repurchase agreements. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.

                 INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Funds and other investment activities. These are Fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of the Fund (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). The Fund's fundamental investment restrictions provide that the Fund is not allowed to:

   (1) Issue senior securities (except that the Fund may borrow money as described in restriction [9] below).

   (2) With respect to 50% of the value of its total assets, invest more than 5% of its total assets in securities
       (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

   (3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

   (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

   (5) Purchase or sell commodities, commodity contracts, or real estate, except that each Fund may purchase securities of issuers which invest or deal in any of the above, and except that each Fund may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

   (6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

   (7) Make loans, except by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

   (8) Lend its securities, if, as a result, the aggregate of such loans would exceed one-third of the Fund's total assets.

   (9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks and by entering into reverse repurchase agreements, as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for
       investment or leveraging.   For purposes of this
       restriction, entering into reverse repurchase agreements will not be deemed a borrowing.

  (10) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Fund and except as it may be deemed such in a sale of restricted securities.

  (11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

  (12) Enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Fund.

The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions, no Fund of the Fund may:

   (1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Fund securities with the other Funds or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

   (2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

   (3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Fund may purchase securities of issuers which invest or deal in any of the above, and except that each Fund may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

   (4) Invest in companies for the purpose of exercising control (alone or together with the other Funds).

   (5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, or by purchase of UIT's designed to track an Index and only if immediately thereafter not more than 10% of such Fund's total assets, taken at market value, would be invested in such securities.

If a percentage restriction (for either fundamental or non-fundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

                 DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Fund to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Fund's service providers, to which the Fund may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of a Fund may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with this policy.

A Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. A summary or list of the Fund's completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers, banks, financial planners and other financial institutions that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund may, consistent with its policies and procedures, distribute (or authorize service providers to distribute) information about the Fund's securities holdings to such services and departments before its public disclosure is required or authorized, provided that: (i) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Funds (or any other fund that invests in the Fund) before the portfolio holdings become public information; and (ii) the recipient is willing to sign a written confidentiality agreement that is designed to preserve the confidentiality of the information. Persons and entities unwilling to execute an acceptable confidentiality agreement within a reasonable period of time may only receive portfolio holdings information that has otherwise been publicly disclosed.

Neither the Fund nor its service providers receive any compensation from such services and departments. Subject to such departures as the Fund's chief compliance officer ("CCO") believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective Fund (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the information.

The CCO may authorize disclosure of the Fund's securities holdings and, in addition to the Board, may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board any violations of the Fund's policies and procedures on disclosure of portfolio holdings.

Any disclosure of the Fund's securities holdings must serve a legitimate business purpose of the Fund and must be in the best interest of the Fund's shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Fund and its shareholders justify the disclosure. A further determination must be made to ensure that any conflicts of interest between the Fund, its shareholders, and any third party are resolved prior to disclosure. The Fund reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund's policy and any applicable confidentiality agreement.

As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Funds' Board of Directors on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Fund will promptly terminate the disclosure arrangement.

                         PORTFOLIO TURNOVER

The Fund's annual rate of portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of the Fund. Higher portfolio turnover can result in corresponding increases in brokerage costs to the portfolios of the Fund and their shareholders. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or portfolio operations make a sale advisable.

The annual portfolio turnover rate for the Fund is estimated to be 50%.

                      MANAGEMENT OF THE FUND

                      Directors and Officers

INDEPENDENT DIRECTORS

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen      Other
                          with the     Time           During                by      Directorships
Name, Address and Age(1)    Fund      Served      Past Five Years        Director  Held by Director
---------------------    ---------   --------  ---------------------     --------  ----------------
Theodore H. Emmerich      Director   Director  Consultant; former Partner,  15     American
(79)                                 since     Ernst & Whinney,                    Financial
                                     1987      Accountants                         Group

Yvonne L. Gray            Director   Director  Executive Vice President/    15
(54)                                 since     COO, United Way of Greater
                                     1999      Cincinnati (Social Services
                                               Provider); prior thereto,
                                               Vice President/ Trust
                                               Operations Officer,
                                               Fifth Third Bank;
                                               former Audit Manager,
                                               Price Waterhouse
                                               (Accounting Firm)

Michael K. Keating*       Director   Director  Managing Director,           15
(50)                                 since     Keating, Vollmer & Co.
                                     2005      LLC (Private Equity
                                               Investment Firm)

David C. Phillips         Director   Director  Co-Founder, Cincinnati       15     Meridian
(67)                                 since     Works, Inc. (Job    .               Bioscience, Inc.
                                     2001      Placement); prior                   Cintas, Inc.
                                               thereto, Chief Executive
                                               Officer, Downtown
                                               Cincinnati Inc. (Economic
                                               revitalization of
                                               Cincinnati)

Mary W. Sullivan          Director   Director  Attorney, Peck, Shaffer &    15     Franklin Savings
(48)                                 since     Williams LLP (Law Firm)             and Loan Co.;
                                     2001                                          First Franklin
                                                                                   Corporation

INTERESTED DIRECTORS AND OFFICERS

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen      Other
                          with the     Time           During                by      Directorships
Name, Address and Age(1)    Fund      Served      Past Five Years        Director  Held by Director
---------------------    ---------   --------  ---------------------     --------  ----------------
Steven R. Sutermeister*   Director,  Director  Senior Vice President,       15     Carillon
(51)                      President  since     Union Central; President            Investments, Inc;
                          and Chief  1999      and Chief Executive                 Summit Investment
                          Executive            Officer, Adviser.                   Partners, Inc.;
                          Officer                                                  Union Central
                                                                                   Mortgage Funding
                                                                                   Inc.

John F. Labmeier          Vice       Officer   Vice President, Associate    NA      NA
1876 Waycross Road        President  since     General Counsel and
Cincinnati, OH 45240      and        1990      Assistant Secretary,
(56)                      Secretary            Union Central; Vice
                                               President and Secretary,
                                               Carillon Investments,
                                               Inc.; Secretary, Adviser

Thomas G. Knipper         Vice       Officer   Treasurer and Chief          NA      NA
(48)                      President, since     Compliance Officer,
                          Controller 1995      Adviser
                          and Chief
                          Compliance
                          Officer

Gerald Q. Herbert         Treasurer  Officer   Director of Finance          NA      NA
(38)                                 since     and Accounting,
                                     2005      Adviser; prior thereto
                                               Controller for General
                                               Factory Supplies Co.

John M. Lucas             Assistant  Officer   Second Vice President,       NA      NA
1876 Waycross Road        Secretary  since     Counsel and Assistant
Cincinnati, OH 45240                 1990      Secretary, Union Central
(54)


* Except as otherwise indicated, the business of each listed person is 312 Elm St., Ste. 1212, Cincinnati,
    OH 45202.
(1) Mr. Sutermeister may be considered to be an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940) because of his affiliation with the Adviser.

BOARD OF DIRECTORS

The business and affairs of the Fund are managed under the direction of the Board of Directors. All powers of the Fund are vested in, and may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the shareholders by the laws of the state of Maryland or the Fund's Articles of Incorporation or By-laws.

The Board has a standing audit committee, which consists of Theodore H. Emmerich, Yvonne L. Gray, Michael K. Keating, David C. Phillips and Mary W. Sullivan, each of whom is not an "interested person" of the Fund as defined in the 1940 Act ("Independent Director(s)"). The purpose of the audit committee is to meet with the independent registered accounting firm and officers to review accounting principles used by the Fund, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. During 2004, the audit committee held three meetings.

The Board has a standing nominating committee, which consists of Yvonne L. Gray, David C. Phillips and Mary W. Sullivan, each of whom is an Independent Director. The purpose of the nominating committee is to review and nominate candidates for positions as Directors to fill vacancies on the Board. During 2004, the nominating committee held one meeting. The nominating committee will consider Director candidates recommended in writing by shareholders. Recommendations should be addressed to Summit Mutual Funds, 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202.

Directors owned outstanding shares of the Fund as follows:

                                                   Aggregate Dollar Range
                                                    of Equity Securities
                          Dollar Range of       in ALL Registered Investment
                         Equity Securities    Companies Overseen by Director in
Name of Director            in the Fund        Family of Investment Companies
----------------         ------------------   --------------------------------
Theodore H. Emmerich           NA                     $50,001 - $100,000
Yvonne L. Gray                 NA                          $1 - $50,000
David C. Phillips              NA                         Over $100,000
Mary W. Sullivan               NA                     $50,001 - $100,000
Steven R. Sutermeister         NA                         Over $100,000

*Information regarding ownership is as of December 31, 2004.

As of the date of this Statement of Additional Information, the officers and directors of the Fund owned less than 1% of any of the outstanding shares of the Fund. Directors who are not officers or employees of Union Central Life Insurance Company ("Union Central") or the Fund's investment adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees and expenses incurred for 2004 were $137,467.

As of December 31, 2004, no Director owned beneficially or of record any securities of the investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

                        Compensation Table

           (1)                    (2)           (3)            (4)             (5)
                                             Pension or                       Total
                                             Retirement                    Compensation
                                              Benefits       Estimated       From Fund
                                Aggregate    Accrued as       Annual         and Fund
                              Compensation  Part of Fund   Benefits Upon   Complex Paid
Name of Person, Position        From Fund      Expenses      Retirement    to Directors
------------------------      ------------  ------------   -------------   ------------
Theodore H. Emmerich            $30,600         -               -           $30,600
Director
Yvonne L. Gray                  $26,500         -               -           $26,500
Director
David C. Phillips               $26,500         -               -           $26,500
Director
Mary W. Sullivan                $26,000         -               -           $26,000
Director
Steven R. Sutermeister            N/A          N/A             N/A            N/A
Director

Investment Adviser
The Fund has entered into an Investment Advisory Agreement with Summit Investment Partners, Inc. ("Adviser"), whose principal business address is 312 Elm Street, Suite 1212, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are Steven R. Sutermeister, Director, President and Chief Executive Officer; Thomas G. Knipper, Chief Compliance Officer and Treasurer; and John F. Labmeier, Secretary.

Pursuant to the Investment Advisory Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Fund securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

The Adviser continuously furnishes an investment program for each Fund, is responsible for the actual management of each Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Funds in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund. The Adviser may utilize the advisory services of subadvisers for one or more of the Funds.

Investment Subadviser
Lee Munder Investments, Ltd. ("LMIL") is the investment subadviser to the Real Estate Fund. As of April 30, 2005, LMIL had $2.5 billion in assets under management, including $87 million in REIT investments.

Arthur Hurley, CFA and Patrick F. Donnelly, CFA are responsible for the day-to-day management of the Real Estate Fund. Mr. Hurley joined LMIL in December 2002. He has over ten years of investment experience and most recently served as the lead portfolio manager for the Tuckerman Group, the real estate investment arm of State Street Global Advisors (SSgA). Prior to that, he served in various capacities in SSgA's fixed income group. Mr. Donnelly joined LMIL in December 2002. He has over eleven years of investment experience and most recently served as associate portfolio manager and analyst for the Tuckerman Group and as a principal of SSgA.

The Subadviser provides, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible. The services include investment research and advice with respect to securities, investments and cash equivalents in the Fund.

Expenses
The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Fund that incurs them, while other expenses are allocated among the Funds on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the Real Estate Fund, other than the advisory fee for that Fund to the extent that such expenses exceed ..50% of that Fund's net assets.

Payment of Expenses
The Fund has also entered into an Administrative Services Agreement with the Adviser in which the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by U.S.Bancorp Fund Services, LLC, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

Each Fund pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Funds. Expenses other than the Adviser's fee that are borne directly and paid individually by a Fund include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Funds, and other costs properly payable by only one or more Funds. Expenses which are allocated on the basis of size of the respective Funds include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Fund base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Funds. The Adviser will also pay any expenses of the Real Estate Fund, other than the advisory fee for the Fund and the .20% distribution and service (12b-1) fees, to the extent that such expenses exceed .40% of that Fund's net assets.

Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Fund or allocated on the basis of the size of the respective Funds. The directors have determined that this is an appropriate method of allocation of expenses.

Advisory Fee
As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser a fee calculated at 0.75% of annual net assets remitted monthly and calculated daily as described in the Prospectus.

Investment Advisory Agreement and Administrative Services Agreement
Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Fund; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice.

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Investment Advisory Agreement that eliminated certain administrative responsibilities enumerated in the Investment Advisory Agreement for all of the Funds and incorporated them into a separate administrative services agreement between the Fund and the Adviser. The Board of Directors previously approved the amendment on September 26, 2001. Administrative responsibilities including:
   o preparing, maintaining, analyzing and reporting on the Funds' expenses,
   o  authorizing payment of Fund and Fund expenses,
   o  coordinating completion of annual audits,
   o  drafting semi-annual and annual financial statements,
   o  coordinating Board meetings,
   o  preparing and filing reports to the SEC and states, and
   o coordinating and managing procedures for compliance with federal and state regulations, are now covered by a separate administrative services agreement between the Fund and the Adviser. A separate administrative service fee of 0.10% of average daily net assets on an annual basis, will be imposed for these services. Administrative service fees paid during the fiscal year ended December 31, 2004 were $562,853.

The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administrative services, the Adviser will be held to the aforementioned standard of liability.

The Investment Advisory Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

If the question of continuance of the Investment Advisory Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Fund shall be effective only if approved by a majority vote of the outstanding voting securities of that Fund. If the shareholders of any one or more of the Funds should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Fund whose shareholders approved the Agreement.

Board Review of Advisory Arrangements
The Board of Directors most recently approved the Investment Advisory Agreement and Administrative Services Agreement at a meeting held on November 14, 2005. These agreements apply to all sixteen funds comprising Summit Mutual Funds, Inc., including the Real Estate Fund. In determining whether it was appropriate to approve the Investment Advisory Agreement, the Board of Directors requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Directors determined that the Investment Advisory Agreement is consistent with the best interests of each Fund to which it applies and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. The Board of Directors made these determinations on the basis of the following considerations, among others:

   o THE NATURE, EXTENT AND QUALITY IF THE ADVISORY SERVICES
     PROVIDED.   The Board concluded that the Adviser provides
     high quality services to each Fund, as indicated by each Fund's competitive investment performance, the high level of correlation of the index Funds to their benchmarks, and the compliance track record of the Funds. The Board also determined that the Adviser provide investment and related services that are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. The Board specifically noted that the Adviser provides all facilities and services necessary to analyze, execute and maintain investments that are consistent with the Funds' objectives, restrictions and limitations.

   o THE INVESTMENT PERFORMANCE OF THE FUNDS. With respect to each Fund, the Board determined that the Adviser has achieved competitive or superior investment performance relative to its benchmark index and comparable funds.
     The managed Funds' one-year performance exceeded the ____ percentile in all cases, was in the top quartile for all but two series of the Fund, and was in the top decile for one series of the Fund. All index Funds achieved the correlation expressed in the prospectus.

   o THE COST OF ADVISORY SERVICES PROVIDED AND THE LEVEL OF PROFITABILITY. The Board reviewed the fees charged by the Adviser for investment advisory and administrative services, the gross revenues and pre-tax profits earned by the Adviser for the year ended December 31, 2004 (before allocation of corporate and other indirect expenses), and the resulting profit margin. The Board also reviewed comparable information for the nine months ended September 30, 2005. On the basis of the above information, the Board concluded that, with respect to each Fund, the level of investment advisory fees is appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund and the Adviser and its affiliates. Further, on the basis of comparative information supplied by Lipper Analytics, the Board determined that the advisory fees and overall expense ratio of each Fund were consistent with industry averages.

   o WHETHER THE ADVISORY FEES REFLECT ECONOMIES OF SCALE. The Board determined that the Funds have yet to achieve meaningful economies of scale, which, therefore, cannot be reflected in the advisory fees. The Board concluded that the advisory fees reflect the current economic environment for the Adviser and the competitive nature of the mutual fund market. The Directors also noted that Fund expenses are managed by the use of fee caps and waivers, as many of the Funds are small and have not reached the size necessary to provide the Adviser its full fee.

   o THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUNDS GROW. While the advisory fees do not reduce should Fund assets grow meaningfully, the Board determined that the advisory fees payable under the advisory arrangements already reflect potential future economies of scale to some extent by virtue of their relatively low levels (determined with reference to industry standards as reported by Lipper Analytics) and the Adviser's profitability at current or foreseeable asset levels. The Board also noted that it would have the opportunity to periodically re-examine whether a Fund had achieved economies of scale, and the appropriateness of advisory fees payable to the Adviser, in the future.

   o BENEFITS (SUCH AS SOFT DOLLARS) TO THE ADVISER FROM ITS RELATIONSHIP WITH THE FUND (AND ANY CORRESPONDING BENEFITS TO THE FUND). The Board determined that other benefits described by the Adviser from its relationship with the Fund are reasonable and fair, and are consistent with industry practice and the best interest of the Funds and their shareholders. In this regard, the Directors noted that the Adviser utilizes soft dollar commissions to a limited degree, and specifically reviewed the Adviser's accrual and use of soft dollar credits with respect to all accounts managed by the Adviser for the nine months ended September 30, 2005. The Board noted that over 80% of the activity was generated from managed equity trading, and that fixed income and index trading provide limited opportunities for soft dollars.

   o OTHER CONSIDERATIONS: In approving the continuation of the advisory arrangements, the Board also considered the high quality of existing Fund management personnel, who will continue to manage the Fund, and the Adviser's overall portfolio management capabilities. The Board determined that the Adviser has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Fund. The Board also favorably considered the Adviser's entrepreneurial commitment to the management and success of the Fund, which could entail a substantial financial and professional commitment to the successful operation of the Fund.

Service Agreement
Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Investment Advisory Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement.

Securities Activities of Adviser
Securities held by the Fund may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Fund's or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Funds) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

Code of Ethics
The Adviser and the Fund have adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. Carillon Investments, Inc. ("Underwriter") has also adopted a code of ethics. Each code of ethics applies to the personal investing activities of the directors, officers and certain employees of the Adviser, the Fund or the Underwriter as applicable. Employees of the Adviser are permitted to make personal securities transactions, including securities that may be held or purchased by the Funds, subject to the requirements and restrictions set forth in the Adviser's code of ethics. Employees of the Underwriter are also permitted to make personal securities transactions, including securities that may be held or purchased by the Funds, subject to the requirements and restrictions set forth in the Underwriter's code of ethics.

Each code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of clients such as the Fund. Among other things, the code of ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.

                  PORTFOLIO MANAGERS

Real Estate Fund

Arthur J. Hurley and Patrick F. Donnelly are primarily responsible for the day-to-day management of the Real Estate Fund.

Other Accounts Managed
Mr. Hurley and Mr. Donnelly also manage other registered investment companies, pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of June 30, 2005 (i) the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

                                         Other Pooled
                    Other Registered      Investment
                  Investment Companies     Vehicles        Other Accounts
                  --------------------  ---------------    ---------------
                               Total             Total             Total
Portfolio Manager    Number    Assets    Number  Assets    Number  Assets
-----------------    ------    ------    ------  ------    ------  ------
Arthur J. Hurley      0         0         0         0      51      $90.1 million
Patrick F. Donnelly   0         0         0         0      51      $90.1 million

As of June 30, 2005, none of these accounts had advisory fee arrangements based on the performance of the account.

Compensation

Mr. Hurley' compensation consists of: a fixed base salary based on industry surveys and the type and size of accounts managed; benefits that are available generally to all salaried employees at the portfolio manager's level; an annual bonus based on revenues of the REIT assets under management and the performance of his accounts ( the aggregate performance measurement is based on prescribed percentages of each account, that is not a dollar-weighted compilation) versus comparable peer group universe rankings.; and a long-term incentive compensation plan tied to the assets under management of the REIT product in relation to the firm's value and total firm assets under management.

Mr. Donnelly's compensation consists of: a fixed base salary based on industry surveys and the type and size of accounts managed; benefits that are available generally to all salaried employees at the portfolio manager's level; an annual bonus based on revenues of the REIT assets under management and the performance of his accounts ( the aggregate performance measurement is based on prescribed percentages of each account, that is not a dollar-weighted compilation) versus comparable peer group universe rankings.; and a long-term incentive compensation plan tied to the assets under management of the REIT product in relation to the firm's value and total firm assets under management.

Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund on the one hand, and the management of other registered investment companies and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Ownership of Fund Shares
Since this is a new Fund, portfolio manager cannot beneficially own any shares

               DETERMINATION OF NET ASSET VALUE

The per share NAV of the Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The offering price for a share of the Fund is its NAV per share. As described in the Prospectus, the NAV of shares of each Fund is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), on days during which there are purchases or redemptions of Fund shares, except:
(i) when the New York Stock Exchange is closed (currently New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Fund.

Securities held by the Fund, except for money market instruments maturing in 60 days or less, will be valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Alternatively, NASDAQ listed securities may be valued on the basis of the NASDAQ Official Closing Price. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith adopted in accordance with procedures by the Board of Directors.

Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Generally, trading in foreign securities, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund's shares generally are determined at such time. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund's NAV is materially affected by such changes in the value of the securities, then these securities may be valued at their fair value as determined in good faith by or under the supervision of the Board.

              PURCHASE AND REDEMPTION OF SHARES

Summit Mutual Funds, Inc. offers two classes of shares to its investors:
Class A and Class I. The Real Estate Fund, Bond Fund, Short-term Government Fund, Money Market Fund and High Yield Bond Fund are available in Class I shares only, which are offered without a sales charge to institutional investors and other investors meeting an account minimum. The Everest Fund and Nasdaq-100 Index are each available in Class A and Class I shares. The Class A and Class I shares of the Everest Fund and Nasdaq-100 Index Fund represent an identical interest in the investment portfolio of that respective Fund, and have the same rights, except that Class A shares are subject to an initial sales charge and bear the expenses Rule 12b-1 plan fees, as explained in the Prospectus. The Rule 12b-1 plan fees that are imposed on Class A shares are imposed directly against Class A shares and not against all assets of the Fund. Accordingly, such fees do not affect the net asset value of the Class I shares.

Shareholders purchase shares at the public offering price (in the case of Class A shares, generally net asset value plus the initial sales charge) and redeem shares at the net asset value next determined after receipt and acceptance of a purchase order or receipt of a redemption request. The public offering price is effective for orders received by the Funds or their agents, which currently include dealers and their authorized representatives, prior to the time of determination of the net asset value. Dealers are responsible for promptly transmitting purchase and redemption orders to the Distributor. For Class A shares of the Fund, the excess of the offering price over the net amount invested is distributed to the Fund's Distributor as a concession; and the Distributor may then re-allow some or all of the sales concessions to intermediaries selling shares of the Funds.

Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Fund securities or determination of the net asset value of a Fund is not reasonably practicable; and the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                    DIVIDENDS AND TAXES

It is the Fund' policy to pay dividends from net investment income as from time to time declared by the Board of Directors, and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at NAV as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Transfer Agent is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.

The following summarizes certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

For federal income tax purposes, generally dividends paid by some mutual funds may qualify for the corporate stockholder's dividends received deduction to the extent the fund designates amounts distributed as qualified dividends.

The excess of net long-term capital gains over short-term capital losses realized and distributed by the Fund or reinvested in Fund shares will generally be taxable to shareholders as long-term gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year's dividends and distributions will be mailed annually. A purchase of shares shortly before payment of a dividend or distribution is disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments and REITs will not generally qualify for the lower rates.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year.

The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions.

A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year at the time of sale or redemption. Net capital gains on shares held for less than one year will be taxable to shareholders as ordinary income. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

Each Series of Summit Mutual Fund will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Fund will reflect only the income and gains, net of losses of that Fund.

Constructive Sales. These rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Other Taxes. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in the Funds. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction.

         CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

The Northern Trust Company, 50 South LaSalle St., Chicago, Illinois 60675, acts as Custodian of the Fund's assets. U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, 1-888-259-7565, is the Fund's
bookkeeping, transfer and dividend disbursing agent.

           PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is primarily responsible for the investment decisions of the Fund, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

If the securities in which a the Fund invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund will consist primarily of brokerage commission or dealer or underwriter spreads.

While the Adviser seeks to obtain the most favorable net results in effecting transactions in the portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.


                     GENERAL INFORMATION

Capital Stock
The Fund is a mutual fund. Its board of directors is responsible for supervising its business affairs and investments, which are managed on a daily basis by the Adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The authorized capital stock of the Fund consists of 910,000,000 shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes:

Fund                                      Authorized Capital Stock
----                                      ------------------------
Summit Pinnacle Series
Zenith Portfolio                                40,000,000 shares
Bond Portfolio                                  30,000,000 shares
Capital Portfolio*                              30,000,000 shares
S&P 500 Index Portfolio                         30,000,000 shares
Micro-Cap Portfolio*                            20,000,000 shares
S&P MidCap 400 Index Portfolio                  20,000,000 shares
Balanced Index Portfolio                        20,000,000 shares
Lehman Aggregate Bond Index Portfolio           20,000,000 shares
Russell 2000 Small Cap Index Portfolio          20,000,000 shares
Nasdaq -100 Index Portfolio                     20,000,000 shares
EAFE International Index Portfolio              20,000,000 shares
Russell 2000 Small Cap Index Portfolio Class F  20,000,000 shares

Summit Apex Series
Money Market Fund                              200,000,000 shares
S&P 500 Index Fund*                             20,000,000 shares
S&P MidCap 400 Index Fund*                      20,000,000 shares
Russell 2000 Small Cap Index Fund*              20,000,000 shares
Balanced Index Fund*                            20,000,000 shares
Nasdaq-100 Index Fund                           20,000,000 shares
Lehman Aggregate Bond Index Fund*               20,000,000 shares
Micro-Cap Fund*                                 20,000,000 shares
Bond Fund                                       20,000,000 shares
Everest Fund                                    20,000,000 shares
Total Stakeholder Impact Fund*                  20,000,000 shares
Short-term Government Fund                      20,000,000 shares
High Yield Bond Fund                            20,000,000 shares
Emerging Markets Bond Fund*                     20,000,000 shares
EAFE International Index Fund*                  20,000,000 shares
Nasdaq-100 Index Fund Class F                   20,000,000 shares
Total Stakeholder Impact Fund Class F*          20,000,000 shares
Everest Fund Class F                            20,000,000 shares
Nasdaq-100 Index Fund Class A                   20,000,000 shares
Total Stakeholder Impact Fund Class A*          20,000,000 shares
Everest Fund Class A                            20,000,000 shares
Real Estate Fund                                20,000,000 shares


* The Capital Portfolio, Micro-Cap Portfolio, S&P 500 Index Fund, S&P MidCap 400 Index Fund, Russell 2000 Small Cap Index Fund, Balanced Index Fund, Lehman Aggregate Bond Index Fund, Micro-Cap Fund, Emerging Markets Bond Fund, EAFE International Index Fund and Total Stakeholder Impact Fund are no longer offered to shareholders.

The Board of Directors may change the designation of any Fund and may increase or decrease the number of authorized shares of any Fund, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in net assets of such Fund remaining after satisfaction of outstanding liabilities.

Voting Rights
In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Fund shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Fund, only shares of the respective Fund are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all Funds are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Funds. Matters that affect all Funds but where the interests of the Funds are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Fund. Matters affecting only one Fund, such as a change in its fundamental policies, are voted on separately by that Fund.

Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting securities of that Fund votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

The phrase "a majority of the outstanding voting securities" of a Fund (or of the Fund) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Fund).


It is anticipated that Union Central will have voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Fund's fundamental investment objectives and policies, etc.) regardless of the views of shareholders or Contract Owners. However, under current interpretations of presently applicable law, Contract Owners of variable insurance products that select Summit Funds within a registered separate account are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information
This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

      FINANCIAL STATEMENTS AND INDEPENDENT REGISTERED PUBLIC
                        ACCOUNTING FIRM

The financial statements of Summit Mutual Funds, Inc. for the fiscal year ended December 31, 2004 have been audited by Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606-4301, which provides auditing and related tax services to the Funds.


               APPENDIX A:  PROXY VOTING PROCEDURES

                     SUMMIT MUTUAL FUNDS, INC.
                      PROXY VOTING GUIDELINES
                         (REVISED 2/21/05)

Summit will vote each proxy based on our duty to act on behalf of our client's best interests and to comply with SEC rules governing proxy voting and documenting and reporting. Any material conflicts between the interests of the Adviser and those of the Funds' shareholders will be resolved to protect the shareholders' interest. Potential material conflicts should be reported to the Funds' officers as Portfolio Managers become aware of them. The officers will resolve these conflicts (consulting with the Chair of the Audit Committee of the Board of Directors as necessary) and report them to the Directors. The following general guidelines, approved by the Fund's Board of Directors will be used to judge the appropriateness of individual proposals.

Passively Managed Funds
In most circumstances, proxies will be voted FOR management's recommended position on each proposal*. If voted otherwise, the circumstance will be explained and documented; and the decision process will follow the same general guidelines as those applicable to Actively Managed Funds.

Actively Managed Funds
Proxies will be normally voted under the general guidelines listed below. Individual cases will be considered in unusual circumstances.

            CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

Summit will typically vote AGAINST the following:

o Supermajority provisions specifying more than two-thirds of voting shares.
o  Efforts to make takeover activities more difficult.
o Fair price provisions entrenching management to the disadvantage of shareholders.
o  Stock authorizations if used as an anti-takeover device.
o Reincorporation if used strictly as an anti-takeover device.
o  Two-tier voting plans adopted for defensive purposes.
o  Greenmail payments.

Summit will typically vote FOR the following:

o Stock authorizations if used for additional financing activity with a specific business purpose.
o  Efforts to make takeover activity easier.
o  Redeeming or submitting poison pills to shareholder vote.
o Seeking shareholder approval for issuing a large block of stock to one investor.

*Management has engaged the custodian to vote proxies in the passive funds.

                   CORPORATE GOVERNANCE, DIRECTORS,
                     EXECUTIVES AND COMPENSATION

Summit will typically vote AGAINST the following:

o  Stock option plans diluting ownership by more than 10%.
o  Issuance of discounted options.
o  Provisions to re-price options.
o  Director stock option plans.
o Authority granted to the Board to amend the plan without prior shareholder approval.
o Requiring outside directors to own a specified number of shares.
o  Excessive "golden parachute" proposals.

Summit will typically vote FOR the following:

o  Requiring a majority of independent Directors.
o Formation of an executive compensation committee that is composed entirely of Independent Directors.
o  Election of proposed directors.
o Re-Election of current auditors; a change in auditors will be more closely analyzed.

                      DOCUMENTATION & REPORTING

Management will review and ask for approval of the Policy with the Board at least annually. The Policy statement will be ncluded in Statements of Additional Information, posted on the Funds' website and available upon request.

Summit will compile and maintain records of votes as necessary to comply with governing regulations, including the annual filing of Form N-PX with the SEC. Summit plans to post proxy voting records on the Funds' website.

Votes that are inconsistent with a Fund's written policies and procedures will be reported and explained at Board of Directors meetings.

                           Part C

                     Other Information

                 SUMMIT MUTUAL FUNDS, INC.

                 PART C - OTHER INFORMATION

Item 23.  Exhibits

All references are to Registrant's Registration Statement on Form N-1A (Registration No. 2-90309)

(a) Articles of Incorporation of Summit Mutual Funds, Inc.
    - previously filed (initial filing on April 3, 1984)
(b) By-laws of Summit Mutual Funds, Inc. - previously filed (initial filing on April 3 1984)
(c) Not Applicable
(d) (1) Investment Advisory Agreement - previously filed (initial filing on April 3, 1984)
    (2) Amendment to Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 3 - May 1, 1987)
    (3) Amendment to Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 15 - May 1, 1996)
    (4) Subadvisory Agreement - Scudder Kemper Investments, Inc. agreement: previously filed (Post-Effective Amendment No. 29 - June 26, 2000); World Asset Management, L.L.C. agreement: previously filed (Post-Effective Amendment No. 31 - January 31, 2001
    (5) Amendment and Restatement of Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 33 - November 30, 2001)
(e) (1) Distribution Agreement with Carillon Investments, Inc.
        - previously filed (Post - Effective Amendment
        No. 26 - April 12, 2000)
    (2) Distribution Agreement with Quasar Distributors, LLC
        - previously filed (Post-Effective Amendment No. 44
        - February 1, 2005)
(f) Not Applicable
(g) (1) Custody Agreement - previously filed (Post-Effective Amendment No. 43 - September 30, 2004)
    (2) Portfolio Accounting Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
(h) (1) Transfer Agency Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
    (2) Service Agreement - previously filed (Post-Effective Amendment No. 9 - May 1, 1992)
    (3) Administrative Services Agreement - previously filed (Post-Effective Amendment No. 33 - November 30, 2001)
(i) Opinion and consent of counsel - previously filed (Pre-Effective Amendment No. 1 - July 2, 1984)
(j) Not Applicable
(k) Not Applicable
(l) Letter regarding initial capital - previously filed (Pre-Effective Amendment No. 1 - July 2, 1984)
(m) Distribution and Shareholder Service Plan - previously filed (Post-Effective Amendment No. 38 - February 28, 2002)
(n) Not applicable
(o) Not Applicable
(p) Code of Ethics for Summit Mutual Funds, Inc. and Summit Investment Partners, Inc. - previously filed (Post-Effective Amendment No. 45 - April 29, 2005)

Item 24.  Persons Controlled by or Under Common Control with Registrant

The Union Central Life Insurance Company ("Union Central") provided the initial investment in Summit Mutual Funds, Inc. Union Central votes the shares of the Fund held with respect to registered variable contracts in accordance with instructions received from such variable contract owners. Shares of the Fund held in unregistered separate accounts and in its general assets are voted by Union Central in its discretion.

Set forth below is a chart showing the entities controlled by Union Central, the jurisdictions in which such entities are organized, and the percentage of voting securities owned by the person immediately controlling each such entity.

THE UNION CENTRAL LIFE INSURANCE COMPANY, its Subsidiaries and Affiliates

I.  The Union Central Life Insurance Company (Ohio)

    A. Carillon Investments, Inc. (Ohio) -100% owned

    B. Carillon Marketing Agency, Inc. (Delaware) -100% owned

       a. Carillon Marketing Agency of Alabama, Inc.
          (Alabama) - 100% owned

       b. Carillon Marketing Agency of Idaho, Inc. (Idaho)
          - 100% owned

       c. Carillon Marketing Agency of Kentucky, Inc.
          (Kentucky) - 100 owned

       d. Carillon Marketing Agency of Maine, Inc. (Maine)
          - 100% owned

       e. Carillon Insurance Agency of Massachusetts, Inc.
         (Massachusetts) - 100% owned

       f. Carillon Marketing Agency of New Mexico, Inc.
          (New Mexico) - 100% owned

       g. Carillon Marketing Agency of Ohio, Inc. (Ohio)
          - 100% owned

       h. Carillon Marketing Agency of Pennsylvania, Inc.
          (Pennsylvania) - 100% owned

       i. Carillon Marketing Agency of Texas, Inc. (Texas)
          - 100% owned

       j. Carillon Marketing Agency of Wyoming, Inc.
          (Wyoming) - 100% owned

       k. Carillon Marketing Agency of Nevada, Inc. (Nevada)
          - 100% owned

    C. Summit Investment Partners, Inc. (Ohio) - 100% owned

    D. PRBA, Inc. (California) - 100% owned

       a. Price, Raffel & Browne Administrators, Inc.
          (Delaware) - 100% owned

    E. Summit Investment Partners, LLC (Ohio) - 100% owned

    F. Union Central Mortgage Funding, Inc. (Ohio) - 100% owned


II. Summit Mutual Funds, Inc. (Maryland) - At March 31, 2005, The Union Central Life Insurance Company owned more than 90% of the outstanding shares of Summit Mutual Funds, Inc.


Item 25. Indemnification

See Exhibits (a) and (b).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and other Connections of Investment Adviser

Information regarding the officers and directors of Summit Investment Partners, Inc. ("SIPI") and their business, profession or employment of a substantial nature during the last two years is set forth below.

Name and            Position with   Principal Occupation(s)
Address             the Adviser     During Past Two Years
-------             -----------     ---------------------
Steven R.           Director,       Senior Vice President, Union Central;
Sutermeister        President       Director, President and Chief
                    and Chief       Executive Officer, Summit Group of
                    Executive       Mutual Funds; Director,
                    Officer         Carillon Investments, Inc.

Gary T. Huffman     Director        Executive Vice President, Union Central

Dale D. Johnson     Director        Senior Vice President and Corporate
                                    Actuary, Union Central

D. Stephen Cole     Vice President  Vice President, Adviser

Thomas G. Knipper   Treasurer       Vice President, Controller,
                    and Chief       and Chief Compliance Officer,
                    Compliance      Summit Group of Mutual Funds
                    Officer

John F. Labmeier    Secretary       Vice President, Associate General
                                    Counsel and Assistant Secretary, Union
                                    Central; Vice President and Secretary
                                    Summit Group of Mutual Funds
                                    and Carillon Investments, Inc.

John M. Lucas       Assistant       Second Vice President, Counsel and
                    Secretary       Assistant Secretary, Union Central

The business address of Messrs. Sutermeister, Cole, and Knipper is 312 Elm Street, Cincinnati, Ohio 45202. The business address of Messrs. Huffman, Johnson, Labmeier and Lucas is 1876 Waycross Road, Cincinnati, Ohio 45240.


Item 27.  Principal Underwriters

Carillon Investments, Inc.

(a) Carillon Investments, Inc., the principal underwriter for the Pinnacle Portfolios of Summit Mutual Funds, Inc., also acts as principal underwriter for Carillon Account and Carillon Life
     Account.

(b) The officers and directors of Carillon Investments, Inc. and their positions, if any, with Registrant are shown below.
     The business address of each is 1876 Waycross Road, Cincinnati, Ohio 45240, except for Mr. Sutermeister, whose address is 312 Elm Street, Cincinnati, Ohio 45202.

Name and Position with
Carillon Investments, Inc.     Position with Registrant
--------------------------     ------------------------
Gary T. Huffman                None
Director

Elizabeth G. Monsell           None
Director and President

Steven R. Sutermeister         Director, President and
Director                       Chief Executive Officer

Kevin W. O'Toole               None
Vice President

Connie S. Grosser              None
Vice President, Operations
and Treasurer

Bernard A. Breton              None
Vice President and
Compliance Officer

Andrew VanErp                  None
Vice President

John F. Labmeier               Vice President and Secretary
Vice President and Secretary

John M. Lucas                  Assistant Secretary
Assistant Secretary

Jennifer A. Elliott            None
Assistant Vice President,
Operations

John R. Feldman                None
Assistant Vice President

Amy D. Starkey                 None
Assistant Vice President,
Compliance

Melissa A. MacKendrick         None
Assistant Treasurer


(c) Not applicable.

Quasar Distributors, LLC

(a) Quasar Distributors, LLC is the principal underwriter for the Apex Funds of Summit Mutual Funds, Inc.
    To the best of the Registrant's knowledge, Quasar
    Distributors, LLC also acts as a principal underwriter for the following other investment companies:

Investment Company                         Investment Company
AHA Funds                                  Jacob Internet Fund Inc.
AIP Alternative Strategies                 Jacobs & Company Mutual
Al Frank Funds                             Jensen Portfolio
Alpine Equity Trust                        Julius Baer Funds
Alpha Income Trust                         Kensington Funds
Alpine Series Trust                        Kirr Marbach Partners
American Trust Allegiance                  Kit Cole Investment Trust
Alternative Investment Advisors,
Alpha Strategies 1 Fund                    Leonetti Funds
Avatar Advantage Funds                     Light Revolution Fund, Inc.
Blue & White Fund                          Lighthouse Capital
Brandes Investment Trust                   Lindner Funds
Brandywine Blue Funds, Inc.                LKCM Funds
Brazos Mutual Funds                        Masters' Select Fund Trust
Bridges Fund                               Matrix Asset Advisors, Inc.
Builders Fixed Income Fund                 McCarthy Fund
Buffalo Funds                              McIntyre Global Equity Fund
Capital Advisors Funds                     Midanek/Pak Fund
CCM ADVISORS FUNDS                         Monetta Fund, Inc.
CCMA Select Investment                     MP63 Fund
Chase Funds                                Muhlenkamp (Wexford)
Conning Money Market                       Mutuals.com
Country Funds                              Mutuals.com Vice Fund
Cullen Funds                               NorCap Funds, Inc.
Dow Jones Islamic Fund                     Osterwel Funds
Duncan-Hurst Funds                         Optimum Q Funds
Edgar Lomax Value Fund                     Osterwels Funds
Everest Series Funds Trust                 Perkins Capital Management
FFTW Funds, Inc.                           Permanent Portfolio Fund
First American Funds, Inc.                 PIC Funds
First American Insurance Portfolios, Inc.  Portfolio 21
First American Investment Funds, Inc.      Primecap Odyssey Funds
First American Strategy Funds, Inc.        Rainier Funds
Fort Pitt Capital Group, Inc.              Segall Bryant & Hamill
Fremont Funds                              SEIX Funds
Fund X Funds                               Summit Funds
Glenmede Fund, Inc.                        Teberg Fund
Glenmede Portfolios                        Thompson Plumb (TIM)
Greenville Small Cap Growth                Thompson Plumb (WISCAP)
Gulness Atkinson Funds                     TIFF Investment Program
Harding Loevner Funds                      Tyee Capital Management
Hennessey Funds, Inc.                      Villere Fund
Hennessey Mutual Funds, Inc.               Women's Equity Fund
Hesser Total Return Fund
High Pointe Funds
Hollencrest Equity
Howard Capital Appreciation
Intrepid Capital Management
Invesco Nat'l Asset Management
International Equity Fund

(b) To the best of the Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

                         Position and          Positions and
Name and Principal    Offices with Quasar        Offices
Business Address(1)    Distributors, LLC      with Registrant
James R. Schoenike    President                  None
                      Board Member

Donna J. Berth        Treasurer                  None

Andrew Strand         Secretary                  None

Teresa Cowan          Board Member and           None
                      Assistant Secretary

Eric W. Falkeis       Board Member               None

(1) The address of each of the foregoing is 615 East
    Michigan Street, Milwaukee, Wisconsin 53202.

(c) The total commissions and other compensation received by Quasar Distributors, LLC, directly or indirectly, from the Funds during the fiscal year ended September 30, 2005 is as follows:

                             Net      Compensation
                        Underwriting      on
                         Discounts    Redemption
Principal                    and          and        Brokerage       Other
Underwriter             Commissions   Repurchases   Commissions   Compensation
------------            -----------   -----------   -----------   ----------
Quasar Distributors, LLC                                             $680


Item 28.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Fund, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675.

Item 29.  Management Services

All management-related service contracts are discussed in Part A or B of this Registration Statement.

Item 30.  Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Summit Mutual Funds, Inc., has duly caused this Post-effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 14th day of October, 2005.


                                     SUMMIT MUTUAL FUNDS, INC.
(SEAL)

Attest: /s/ John F. Labmeier     By: /s/ Steven R. Sutermeister
                                      Steven R. Sutermeister
                                      President

     Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                   Date
---------                      -----                   ----
/s/Steven R. Sutermeister      President and          10/14/2005
   Steven R. Sutermeister      Director
                               (Principal
                               Executive Officer)

/s/Thomas G. Knipper           Vice President,        10/14/2005
   Thomas G. Knipper           Controller and
                               Chief Compliance
                               Officer (Principal
                               Financial and
                               Accounting Officer

*/s/Theodore H. Emmerich       Director               10/14/2005
  Theodore H. Emmerich

*/s/Yvonne L. Gray             Director               10/14/2005
  Yvonne L. Gray

*/s/Michael K. Keating         Director               10/14/2005
  Michael K. Keating

*/s/David C. Phillips          Director               10/14/2005
  David C. Phillips

*/s/Mary W. Sullivan           Director               10/14/2005
  Mary W. Sullivan



* By John F. Labmeier, pursuant to Power of Attorney previously filed.